THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

EQUITY DIRECTOR FIXED AND VARIABLE ANNUITY

SUPPLEMENT TO THE PROSPECTUS

DATED DECEMBER 26, 2012

The purpose of this Supplement is to amend the "Optional Living Benefits" section of the prospectus for Contracts issued on or after February 25, 2013. Capitalized terms used herein shall have the meanings set forth in your prospectus dated December 26, 2012. The changes are as follows:

IncomeLOCK +8. Beginning February 25, 2013, the IncomeLOCK +8 living benefit is no longer available. Contract Owners who elected the IncomeLOCK +8 living benefit before February 25, 2013 are not affected by this change. The IncomeLOCK +6 living benefit continues to be available for new Contracts.

IncomeLOCK +6. The following disclosure, which is applicable to Contracts issued on or after February 25, 2013, is added under "Amounts Received Under the Benefit" in the "IncomeLOCK Plus Options" section of the prospectus:

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

Number of Covered Persons and Age of Covered Person at First Withdrawal*	Income Option 1	Income Option 2	Income Option 3	Custom Allocation
One Covered Person (Age 64 and Younger)	5.0% / 3.0%*	5.0% / 3.0%*	3.75% for Life	4.5% / 3.0%*
One Covered Person (Age 65 and Older)	5.5% / 4.0%	6.5% / 3.0%	5.0% for Life	4.5% / 4.0%
Two Covered Persons (Age 64 and Younger)	4.5% / 3.0%*	4.5% / 3.0%*	3.25% for Life	4.0% / 3.0%*
Two Covered Persons (Age 65 and Older)	5.0% / 4.0%	6.0% / 3.0%	4.50% for Life	4.0% / 4.0%

* The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65th birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65th birthday.

Contract Owners who elected the IncomeLOCK +6 living benefit before February 25, 2013 are not affected by this change.

Date: February 25, 2013

Please keep this Supplement with your prospectus.